UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2023

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55439
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PETV	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	PETVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement.

Effective as of February 5, 2024, Alan Sarnoff (the “Lender”), a greater than 10% shareholder in PetVivo Holdings, Inc. (the “Company”) converted an outstanding promissory note dated October 16, 2023, as amended on November 13, 2023 (the “Convertible Note”), in the amount of $120,000, plus accrued interest of $3,255 into 164,340 shares of the Company’s common stock. The maturity date of the Convertible Note was May 14, 2024, the interest rate was 10% per annum and the effective conversion price was $0.75 per share. The issuance of restricted shares of the Company’s common stock upon conversion of the Convertible Note was exempt from registration under Section 4(a)(2) of the Securities Act. The Lender is sophisticated and represented in writing that he is an accredited investor and acquired the securities for his own account for investment purposes. A legend will be placed on the stock certificates issued upon conversion of the Convertible Note stating that the securities are “restricted securities” under Rule 144 of the Securities Act, have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

The Lender advanced the $120,000 loan to the Company pursuant to a promissory note (“Original Note”) dated October 16, 2023. The maturity date of the Original Note was November 14, 2023 and the effective conversion price was $1.60 per share. Effective as of November 13, 2023, the Lender agreed to extend the Original Note for an additional six months to mature on May 14, 2024 pursuant to the First Amendment to the Promissory Note dated November 13, 2023 (the “Amendment”). In the Amendment, the Company agreed to lower the conversion price to $0.75 per share. In this Form 8-K, the Original Note, as amended by the Amendment, is referred to as the Convertible Note.

The foregoing is only a summary of the material terms of the Original Note and the Amendment and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the Original Note and the Amendment is qualified in its entirety by reference to the forms of such agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Promissory Note dated October 16, 2023 between the Company and the Lender
10.2	First Amendment to Promissory Note dated November 13, 2023 between the Company and the Lender
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: February 9, 2024	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer